EXHIBIT 32.2
SECTION 1350 CERTIFICATION
In connection with the Quarterly Report of Columbia Sportswear Company (the “Company") on Form 10-Q for the period ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Jim A. Swanson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)    The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)    The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operation of the Company.
Dated: May 6, 2021

/s/ JIM A. SWANSON
Jim A. Swanson
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)